EXHIBIT 99.1

[GRAPHIC OMITTED]                                                  MANUEL MORERA

                              EMPLOYMENT AGREEMENT

      AGREEMENT dated as of the 24th day of March, 2006 by and among Pharma-Bio Serv, Inc., a Delaware corporation with its principal office at 373 Mendez Vigo, Suite 110, Dorado, Puerto Rico 00646 ("PHARMA-BIO" or "PBS"), Plaza Consulting Group, a Puerto Rico corporation with its principal office at 373 Mendez Vigo, Suite 110, Dorado, Puerto Rico 00646 (both hereinafter "the Company"), and Manuel Morera, residing at 3205 Isla Verde Ave, Cond. The Galaxy, Apt 1003, Carolina, PR 00979-4948 ("Executive").

                                   WITNESSETH:

      WHEREAS, the Company has engaged Executive as Vice President--Finance & Administration and Chief Financial Officer (CFO) of the Company and desires to obtain the benefits of Executive's knowledge, skill and ability in connection with the management and administration of all aspects of the Company's financial accounting, reporting, controls and public securities and to employ Executive on the terms and conditions hereinafter set forth; and

      WHEREAS, the Company desires to engage Executive to serve at its Vice President--Finance & Administration and CFO on and subject to the terms of this Agreement;

      NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

      1.    Employment and Duties

            (a) Subject to the terms and conditions hereinafter set forth, Pharma-Bio or the Company hereby employ Executive as Vice President--Finance & Administration and CFO during the Employment Term, as hereinafter defined. As Vice President--Finance & Administration and CFO of PHARMA-BIO or the Company, or any of its subsidiaries, Executive shall have the duties and responsibilities including but not limited to the following: (i) preparing all monthly, quarterly and annual financial statements; (ii) preparing and providing with the assistance of the Company's accounting staff, the financial information required to comply with the filing requirements of all local, state and federal regulatory agencies, commissions or departments; (iii) developing and implementing proper internal accounting controls throughout the Company and such controls shall be consistent with Sarbanes Oxley; (iv) preparing monthly, quarterly and annual budgets consistent with the Company business plan; (v) managing and administration of all aspects of the Company's public securities; books and records; transfers; etc.; (vi) Executive shall report to PHARMA-BIO's President and CEO ("President & CEO") and to PBS' audit committee of the Board of Directors (the "Audit Committee"); and (vii) Executive shall also perform such other duties and responsibilities as may be determined by the President & CEO and the Audit Committee, as long as such duties and responsibilities are consistent with those of the Vice President--Finance & Administration and CFO of a public corporation.

            (b) The "Term" shall mean the period commencing on the date of this Agreement and ending one (1) year from the date of this Agreement, unless terminated earlier pursuant to Section 5 of this Agreement. The Term may be extended for a period of up to two additional years subject to the approval of the President & CEO, the Executive, and Audit Committee.

      2. Executive's Performance - Executive hereby accepts the employment contemplated by this Agreement. During the Term, Executive shall perform his duties diligently, in good faith and in a manner consistent with the best interests of Pharma-Bio or the Company, and, during the Employment Term, he shall devote substantially all of his business time to the performance of his duties under this Agreement.

      3.    Compensation and Other Benefits

            (a) For his services during the Employment Term, the Company shall pay Executive a salary ("Salary") at the annual rate of $80,000. Salary shall be paid in such installments as the Company regularly pays its executive officers, but not less frequently than semi-monthly.

            (b) Also, for his services during the Employment Term, PHARMA-BIO shall issue to Executive incentive stock options ("Stock Options") to purchase 90,000 shares of PBS common stock, at market value as of the date of this agreement, pursuant to PBS' 2006 Long-Term Incentive Plan, however, such stock options shall vest over a three (3) year period (30,000 per year) and therefore, the stock options to purchase the remaining 60,000 shares are subject to the continued employment of the Executive after the Term of this Agreement which is also subject to the prior approval by the President & CEO and Audit Committee.

            (c) In addition to Salary and Stock Options, Executive shall receive the following benefits during the Employment Term:

                  (i) Such insurance, including major medical health insurance and life insurance, as the Company provides its executive officers, which benefits will not be less than the insurance benefits provided by PHARMA-BIO or the the Company to its executive officers.

                  (ii)  Fifteen Vacation Paid Days.

                  (iii) Eligibility to participate in such pension and other benefit plans that are available to executive officers of the Company or PHARMA-BIO

                  (iv) Payment of continued education seminars that the Executive considers would be relevant for his professional development and for the best interest of the Company, as well as to comply with the continued education requirements of the Puerto Rico State Board of Accountants and the American Institute of Certified Public Accountants. The Company will compensate the Executive for the time required to attend such seminars.

      4. Reimbursement of Expenses - The Company shall reimburse Executive, upon presentation of proper expense statements, for all authorized, ordinary and necessary out-of-pocket expenses reasonably incurred by Executive during the Term in connection with the performance of his services pursuant to this Agreement in accordance with the Company's expense reimbursement policy.

      5.    Termination of Employment

            (a) This Agreement and Executive's employment hereunder shall terminate immediately upon his death.

            (b) This Agreement and Executive's employment pursuant to this Agreement may be terminated by the Executive or PHARMA-BIO or the Company on not less than 30 days' written notice in the event of Executive's Disability. The term "Disability" shall mean any illness, disability or incapacity of the Executive which prevents his from substantially performing his regular duties for a period of two consecutive months or three months, even though not consecutive, in any twelve month period.

            (c) The Company may terminate this Agreement and Executive's employment pursuant to this Agreement immediately for Cause, in which event no further compensation shall be payable to Executive subsequent to the date of such termination. The date of termination shall be the date of the notice from PHARMA-BIO or the Company stating that Executive's employment is terminated for Cause. The term "Cause" shall mean:

                  (i) repeated failure of Executive to perform material instructions from the Board, or, from the officer to whom Executive reports, provided that such instructions are reasonable and consistent with Executive's duties as set forth in Section 1 of this Agreement, or any other failure or refusal by Executive to perform his duties required by said Section; provided,

[GRAPHIC OMITTED]                                                  MANUEL MORERA

however, that Executive shall have received notice from the Board specifying the nature of such failure in reasonable detail and Executive shall have failed to cure the failure within five business days after receipt of such notice.

                  (ii)  a breach of Sections 6, 7 or 8 of this Agreement;

                  (iii) a breach of trust whereby Executive obtains personal gain or benefit at the expense of or to the detriment of PHARMA-BIO or the Company or any of its affiliates;

                  (iv) any fraudulent or dishonest conduct by Executive or any other conduct by Executive which damages PHARMA-BIO, the Company or any of its affiliates or their property, business or reputation.

                  (v) a conviction of, or guilty plea or plea of nolo contendere by, of Executive of (x) any felony or (y) any other crime involving fraud, theft, embezzlement or use or possession of illegal substances; or

                  (vi)  the  admission  by Executive of any matters set forth in
Section 5(c)(v) of this Agreement.

            (d) Executive's resignation prior to the expiration of the Term shall be treated in the same manner as a termination for Cause.

            (e) In the event that the Company and PHARMA-BIO terminate this Agreement and Executive's employment other than for reasons set forth in Sections 5(a), 5(b) or 5(c):

                  (i) The Company shall pay to Executive within 30 days after the date of his termination an amount equal to Salary for the corresponding working period, if any, of the Term;

                  (ii) The restrictions set forth in Section 7(a) of this Agreement shall terminate immediately.

      6.    Trade Secrets and Proprietary Information

            (a) Executive recognizes and acknowledges that the Company, through the expenditure of considerable time and money, has developed and will continue to develop in the future information concerning customers, clients, marketing, products, services, business, research and development activities and operational methods of the Company and its customers or clients, contracts, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company, the disclosure of which could or does have a material adverse effect on the Company, its businesses, any business in which it proposes to engage, its operations, financial condition or prospects and that the same are confidential and proprietary and considered "confidential information" of the Company for the purposes of this Agreement. In consideration of his employment during the Term, Executive agrees that he will not, during or after the Term, without the consent of the Board make any disclosure of confidential information to any person, partnership, corporation or entity either during or after the Term, except that nothing in this Agreement shall be construed to prohibit Executive from using or disclosing (a) if such disclosure is necessary in the normal course of the Company's business in accordance with policies or instructions or authorization from the Board, (b) Executive can demonstrate that such information shall have (i) become public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure, (ii) been developed by Executive independent of any of the Company's confidential or proprietary information or (iii) been disclosed to Executive by a person not subject to a confidentiality agreement with or other obligation of confidentiality to the Company.

            (b) In the event that any confidential information is required to be produced by Executive pursuant to legal process, Executive shall give the Company notice of such legal process within a reasonable time, but not later than ten business days prior to the date such disclosure is to be made, unless Executive has received less notice, in which event Executive shall immediately notify the Company. The Company shall have the right to object to any such disclosure, and if the Company objects (at the Company's cost and expense) in a

[GRAPHIC OMITTED]                                                  MANUEL MORERA

timely manner so that Executive is not subject to penalties for failure to make such disclosure, Executive shall not make any disclosure until there has been a court determination on the Company's objections. If disclosure is required by a court order, final beyond right of review, or if the Company does not object to the disclosure, Executive shall make disclosure only to the extent that disclosure is required by the court order, and Executive will exercise reasonable efforts at the Company's expense, to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

            (c) Executive shall, upon expiration or termination of the Term, or earlier at the request of the Company, turn over to the Company or destroy all documents, papers, computer disks or other material in Executive's possession or under Executive's control which may contain or be derived from confidential information. To the extent that any confidential information is on Executive's hard drive or other storage media, he shall, upon the request of the Company, cause either such information to be erased from his computer disks and all other storage media or otherwise take reasonable steps to maintain the confidential nature of the material.

            (d) Executive further realizes that any trading in PHARMA-BIO's common stock or other securities or aiding or assisting others in trading in PHARMA-BIO's common stock or other securities, including disclosing any non-public information concerning PHARMA-BIO or the Company to a person who uses such information in trading in PHARMA-BIO's common stock or other securities, constitutes a violation of federal and state securities laws. Executive will not engage in any transactions involving PHARMA-BIO's common stock or other securities while in the possession of material non-public information.

            (e) For the purposes of Sections 6, 7, 8 and 9 of this Agreement, the term "Company" shall include PHARMA-BIO and Plaza Consulting Group, their subsidiaries and affiliates.

      7.    Covenant Not To Solicit or Compete

            (a)   During the period  from the date of this  Agreement  until one
(1) year following the date on which Executive's employment is terminated, Executive will not, directly or indirectly:

                  (i) persuade or attempt to persuade any person or entity which is or was a customer, client or supplier of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company (the terms "customer" and "client" as used in this Section 7 to include any potential customer or client to whom the Company submitted bids or proposals, or with whom the Company conducted negotiations, during the term of Executive's employment hereunder or during the two (2) years preceding the termination of his employment);

                  (ii) persuade or attempt to persuade any employee of the Company, or any individual who was an employee of the Company during the one (1) year period prior to the lawful and proper termination of this Agreement, to leave the Company's employment, or to become employed by any person or entity other than the Company; or

                  (iii) engage in any business in the United States whether as an officer, director, consultant, partner, guarantor, principal, agent, employee, advisor or in any manner, which directly competes with the business of the Company as it is engaged in at the time of the termination of this Agreement, unless, at the time of such termination or thereafter during the period that the Executive is bound by the provisions of this Section 7, the Company ceases to be engaged in such activity, provided, however, that nothing in this Section 7 shall be construed to prohibit the Executive from owning an interest of not more than five (5%) percent of any public Company engaged in such activities.

            (b) Executive will not, during or after the Term, make any disparaging statements concerning the Company, its business, officers, directors and employees that could injure, impair, damage or otherwise affect the relationship between the Company, on the one hand, and any of the Company's employees, suppliers, customers, clients or any other person with which the Company has or may conduct business or otherwise have a business relationship of any kind and description. The Company will not make any disparaging statements concerning Executive; provided, however, that this sentence shall not be construed to prohibit the Company from giving factual information concerning Executive in response to inquiries that the Company believes are bona fide.

[GRAPHIC OMITTED]                                                  MANUEL MORERA

            (c) The Executive acknowledges that the restrictive covenants (the "Restrictive Covenants") contained in Sections 6 and 7 of this Agreement are a condition of his employment are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

      8. Inventions and Discoveries - Executive agrees promptly to disclose in writing to the Company any invention, design, system, process, development or other discovery or intellectual property (collectively, "inventions and discoveries") conceived, created or made by his during the Term, whether created or developed by himself or with others, whether during or after working hours, in any business in which the Company is then engaged or which otherwise relates to any product or service dealt in by the Company and such inventions and discoveries shall be the Company's sole property, regardless of whether such inventions and discoveries are otherwise treated as work performed for hire and regardless of whether such inventions and discoveries are or can be patented, registered or copyrighted. Upon the Company's request, Executive shall execute and assign to the Company all applications for copyrights, trademarks and letters patent of the United States and such foreign countries as the Company may designate, and Executive shall execute and deliver to the Company such other instruments as the Company deems necessary to vest in the Company the sole ownership of all rights, title and interest in and to such inventions and discoveries, as well as all copyrights and/or patents. Executive shall also give the Company all assistance it may reasonably require, including the giving of testimony in any suit, action, investigation or other proceeding in connection with the foregoing.

      9. Injunctive Relief - Executive agrees that his violation or threatened violation of any of the provisions of Sections 6, 7 or 8 of this Agreement shall cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of any of said provisions, Executive consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting Executive from any violation or threatened violation of such provisions and compelling Executive to comply with such provisions. This Section 9 shall not affect or limit, and the injunctive relief provided in this Section 9 shall be in addition to, any other remedies available to the Company at law or in equity or in arbitration for any such violation by Executive. In the event an injunction is issued against any such violation by Executive, the period referred to in Section 7 of this Agreement shall continue until the later of the expiration of the period set forth therein or one (1) month from the date a final judgment enforcing such provisions is entered and the time for appeal has lapsed. Subject to Section 7(c) of this Agreement, the provisions of Sections 6, 7, 8 and 9 of this Agreement shall survive any termination of this Agreement and Executive's employment.

      10. Indemnification Pharma-Bio or the Company shall provide Executive with payment of legal fees and indemnification to the maximum extent permitted by the Company's certificate of incorporation, by-laws and applicable law.


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[GRAPHIC OMITTED]                                                  MANUEL MORERA

      11.   Representations by the Parties

            (a) Executive represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding, oral or written, which would prohibit performance of his obligations under this Agreement, and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

            (b) The Company represents warrants and agrees that it has full power and authority to execute and deliver this Agreement and perform its obligations hereunder.

      12.   Miscellaneous

            (a) Any notice, consent or communication required under the provisions of this Agreement shall be given in writing and sent or delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopy or similar means of communication if receipt is acknowledged or if transmission is confirmed by mail as provided in this Section 12(b), to the parties at their respective addresses set forth at the beginning of this Agreement or by telecopy to PHARMA-BIO at the Company fax at (787) 796-5168, or to Executive at available numbers, with notice to PHARMA-BIO to the attention of the individual who executed this Agreement on its behalf. Any party may, by like notice, change the person, address or fax number to which notice is to be sent.

            (b) This Agreement shall in all respects be construed and interpreted in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Puerto Rico applicable to contracts executed and to be performed wholly within such State, without regard to principles of conflicts of laws except that the provisions of Section 10, as it relates to PHARMA-BIO, shall be governed by the Delaware General Corporation law.

            (c) Except for actions, suits, or proceedings taken pursuant to or under Section 6, 7, 8 or 9 of this Agreement, any dispute concerning this Agreement or the rights of the parties hereunder shall be submitted to binding arbitration in San Juan, Puerto Rico before a single arbitrator jointly selected by the parties under the rules of the American Arbitration Association. If the parties shall be unable to agree upon an arbitrator, then each party shall designate one arbitrator and the two arbitrators shall select a third arbitrator. The award of the arbitrator shall be final, binding and conclusive on all parties, and judgment on such award may be entered in any court having jurisdiction. The arbitrator shall have the power, in his or his discretion, to award counsel fees and costs to the prevailing party. The arbitrator shall have no power to modify or amend any specific provision of this Agreement except as expressly provided in Section 12(f) of this Agreement.

            (d) Notwithstanding the provisions of Section 12(c) of this Agreement, with respect to any claim for injunctive relief or other equitable remedy pursuant to Section 9 of this Agreement or any claim to enforce an arbitration award or to compel arbitration, the parties hereby (i) consents to the exclusive jurisdiction of the United States District Court for the District of Puerto Rico and the Puerto Rico courts located in San Juan, Puerto Rico, (ii) agree that any process in any action commenced in such court under this Agreement may be served upon it or his personally, either (x) by certified or registered mail, return receipt requested, or by Federal Express or other courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon such party in San Juan, Puerto Rico, or (y) by any other method of service permitted by law, and (iii) waives any claim that the jurisdiction of any such court is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereof. If an action may be commenced pursuant to this Section 12(d), the complaint may, notwithstanding Section 12(c) of this Agreement, include other claims against the other party, even if such claims would otherwise be subject to arbitration pursuant to said Section 12(c).


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[GRAPHIC OMITTED]                                                  MANUEL MORERA

            (e) If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court or arbitrator having jurisdiction may reduce the scope of any provision of this Agreement, including the geographic and temporal restrictions set forth in
Section 7 of this Agreement, so that it complies with applicable law.

            (f) This Agreement constitute the entire agreement of the Company and Executive as to the subject matter hereof, superseding all prior or contemporaneous written or oral understandings or agreements, including any and all previous employment agreements or understandings, all of which are hereby terminated, with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

            (g) No party shall have the right to assign or transfer any of its or his rights here under except that PHARMA-BIO's and the Company's rights and obligations may be assigned in connection with a merger of consolidation of PHARMA-BIO or the Company or a sale by PHARMA-BIO or the Company of all or substantially all of its business and assets.

            (h) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and permitted assigns.

            (i)   The  headings  in  this  Agreement  are  for   convenience  of
reference   only  and  shall  not  affect  in  any  way  the   construction   or
interpretation of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


PHARMA-BIO SERV, INC.


By: /s/ Elizabeth Plaza
    -------------------------------
    Name:  Elizabeth Plaza
    Title: President & CEO


EXECUTIVE: /s/ Manual Morera
           ------------------------
           Manuel Morera


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